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                                                                   EXHIBIT 10.37

                          NEUROCRINE BIOSCIENCES, INC.
                             2001 STOCK OPTION PLAN
                 AS AMENDED AUGUST 6, 2002 AND OCTOBER 15, 2002

1. PURPOSE OF THE PLAN. The purposes of this Incentive Stock Plan are to attract and retain the best available personnel, to provide additional incentive to the employees of Neurocrine Biosciences, Inc. (the "Company") and to promote the success of the Company's business.

2.       DEFINITIONS.

                  (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

                  (d) "Common Stock" shall mean the common stock, $.001 per share, of the Company.

                  (e) "Company" shall mean Neurocrine Biosciences, Inc.

                  (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services ; provided that (i) such person renders bona fide services to the Company, (ii) the services rendered by such person are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities, and (iii) such person is a natural person who has contracted directly with the Company to render such services. However, the term "Consultant" shall not include members of the Board of Directors of the Company who are either not compensated by the Company for their services as directors or who are merely paid a fee by the Company for their services as directors.

                  (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders service to the Company as an Employee or Consultant, provided that the Optionee's service is continuous.

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                  (h) "Employee" means any person employed by the Company. Mere service as a member of the Board of Directors or payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (i) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported by The Nasdaq Stock Market or such other source as the Board deems reliable.

                           (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

                  (j) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (k) "Officer" means a President, Secretary, Treasurer, Chairman of the Board, Vice President, Assistant Secretary or Assistant Treasurer of the Company, as such positions are described in the Company's Bylaws, any other person designated an "officer" of the Company by the Board of Directors in accordance with the Company's Bylaws or any person who is an "officer" within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, or Nasdaq Marketplace Rule 4350(i)(1)(A).

                  (l) "Option" shall mean a stock option granted pursuant to the Plan.

                  (m) "Optioned Stock" shall mean the Common Stock subject to an Option or Stock Purchase Right.

                  (n) "Optionee" shall mean an Employee or Consultant who receives an Option.

                  (o) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (p) "Plan" shall mean this 2001 Incentive Stock Plan.

                  (q) "Purchaser" shall mean an Employee or Consultant who exercises a Stock Purchase Right.

                  (r) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

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                  (s) "Stock Purchase Right" shall mean a right to purchase
                  Common Stock pursuant to the Plan or the right to receive a bonus of Common Stock for past services.

                  (t) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares that may be issued upon exercise of Options and Stock Purchase Rights under the Plan is one million, one hundred fifty thousand (1,150,000) shares of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, then the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

4.       ADMINISTRATION OF THE PLAN.

           (a) Procedure.

                           (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

                           (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                           (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy applicable laws.

           (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Nonstatutory Stock Options or Stock Purchase Rights; (ii) to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per share of Options or Stock Purchase Rights, to be granted, which exercise price shall be determined in accordance with Section 7 of the Plan; (iv) to determine, subject to Section 5 below, the Employees or Consultants to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of shares to be represented by each Option or Stock Purchase Right; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option and Stock Purchase Right granted (which need not be identical)

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and, with the consent of the holder thereof, modify or amend any provisions
(including provisions relating to exercise price) of any Option or Stock Purchase Right; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Board; (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the statutory minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

           (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees, Purchasers and any other holders of any Options or Stock Purchase Rights granted under the Plan.

5.       ELIGIBILITY.

                  (a) Options and Stock Purchase Rights may be granted to Employees and Consultants. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if such Employee or Consultant is otherwise eligible, be granted additional Option(s) or Stock Purchase Right(s). Notwithstanding anything herein to the contrary, the aggregate number of shares issued or reserved for issuance pursuant to Options granted to persons other than Officers must exceed fifty percent (50%) of the total number of shares issued or reserved for issuance pursuant to Options granted under the Plan as determined on the three-year anniversary of the adoption of the Plan by the Board and on each yearly anniversary of the adoption of the Plan thereafter.

                  (b) Each Option shall be designated in the written option agreement as a Nonstatutory Stock Option.

                  (c) The Plan shall not confer upon any Optionee or holder of a Stock Purchase Right any right with respect to continuation of employment by or the rendition of consulting services to the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or services at any time, with or without cause.

                  (d) A Consultant shall not be eligible for the grant of an Option if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions

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6.       TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

7.       EXERCISE PRICE AND CONSIDERATION.

                  (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Board, but shall be subject to the following:

                                 (i) the per Share exercise price shall be no
                              less than the par value per Share on the date of grant.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note bearing a market rate of interest, other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares as may be permitted under applicable law.

8. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof.

9.       EXERCISE OF OPTION.

                  (a) Procedure for Exercise; Rights as a Shareholder.

                           (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           (ii) An Option may not be exercised for a fraction of a Share.

                           (iii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7 of, the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Sock, notwithstanding the exercise of the Option. The Company shall issue

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                           (or cause to be issued) such stock certificate
                           promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                           (iv) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within such period of time as is determined by the Board, with such determination not exceeding six
(6) months after the date of termination, exercise the Option to the extent that such Employee or Consultant was entitled to exercise it at the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of such termination, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. Notwithstanding the provisions of
Section 8(b)(ii) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of such Employee's or Consultant's total and permanent disability (as defined in Section 22(e)(3) of the Code), such Employee or Consultant may, but only within six (6) months (or such other period of time as is determined by the Board) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent the right to exercise would have accrued had the Optionee continued Continuous Status as an Employee or Consultant for a period of six (6) months following termination of Continuous Status by reason of disability. To the extent that such Employee or Consultant was not entitled to exercise an Option in this period, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (d) Retirement of Optionee. Notwithstanding the provisions of
Section 8(b)(ii) above, in the event of termination of an Employee Optionee's Continuous Status as an Employee as a result of such Employee's retirement from the Company at age fifty five (55) or greater after having Continous Status for
(5) years or more, all Options held by such Optionee shall vest and such Employee may, but only within three (3) years from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent such Employee was entitled to exercise it at the date of such termination.

                  (e) Death of Optionee. In the event of the death of an
Optionee:

                           (i) during the term of the Option who is at the time of his or her death an Employee or Consultant of the Company and who shall have been in Continuous Status as an

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                           Employee or Consultant since the date of grant of the
                           Option, the Option may be exercised, at any time within six (6) months (or at such later time as may be determined by the Board but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months (or such other period of time as in determined by the Board) after the date of death; or

                           (ii) within thirty (30) days (or such other period of time as is determined by the Board), after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Board at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise that had accrued at the date of termination.

10.      STOCK PURCHASE RIGHTS.

                  (a) Rights to Purchase. After the Board of Directors determines that it will offer an Employee or Consultant a Stock Purchase Right, it shall deliver to the offeree a stock purchase agreement or stock bonus agreement, as the case may be, setting forth the terms, conditions and restrictions relating to the offer, including the number of Shares which such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed six (6) months from the date upon which the Board of Directors or its Committee made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement or stock bonus agreement in the from determined by the Board of Directors.

                  (b) Issuance of Shares. Forthwith after payment therefor ,the Shares purchased shall be duly issued; provided, however, that the Board may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to the Purchaser purchasing such Shares.

                  (c) Repurchase Option. Unless the Board determines otherwise, the stock purchase agreement or stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's employment with the Company for any reason (including death or disability). If the Board so determines, the purchase price for shares repurchased may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Board may determine.

                  (d) Other Provisions. The stock purchase agreement or stock bonus agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

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11.      NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless
determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

12.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee or Purchaser at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right shall terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger, sale of all or substantially all of the assets of the Company, tender offer or other transaction or series of related transactions resulting in a change of ownership of more than fifty percent (50%) of the voting securities of the Company ("Change in Control"), approved by the majority of the members of the Board on the Board prior to the commencement of such Change in Control, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation; provided however, in the event that within one year of the date of the completion of the Change in Control, the successor corporation or a Parent or Subsidiary of the successor corporation terminates the employment of an Optionee without Cause (as defined below), such Optionee shall fully vest in and have the right to exercise the options assumed or substituted for the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the

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Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change of Control, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. For purposes of this paragraph, termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by employee which was performed in bad faith and to the material detriment of the successor corporation or its Parent or Subsidiary; (b) employee willfully and habitually neglects the duties of employment; or (c) employee is convicted of a felony crime involving moral turpitude, provided that in the event that any of the foregoing events is capable of being cured, the successor corporation or its Parent or Subsidiary shall provide written notice to the employee describing the nature of such event and the employee shall thereafter have five (5) business days to cure such event.

                  In the event of a Change in Control which is not approved by the majority of the members of the Board on the Board prior to the commencement of a Change in Control, each Optionee shall fully vest in and have the right to exercise all outstanding Options as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable.

13. DATE OF GRANTING OPTIONS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Board makes the determination granting such Option or stock Purchase Right. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with
Section 422 of the Code (or any other applicable laws or regulation, the requirements of the NASD or an established Stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

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                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted, and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Rights unless the exercise of such Option or Stock Purchase Rights and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. OPTION, STOCK PURCHASE AND STOCK BONUS AGREEMENTS. Options shall be evidenced by written option agreements in such form as the Board shall approve. Upon the exercise of Stock Purchase Rights, the Purchaser shall sign a stock purchase agreement or stock bonus agreement in such form as the Board shall approve.

18. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Optionee and Purchaser, during the period for which such Optionee or Purchaser has one or more Options to Stock Purchase Rights outstanding, a balance sheet and an income statement at least annually. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure there access to equivalent information.

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